YOURTRAVELBIZ.COM, INC.

                              FINANCIAL STATEMENTS
                          AND SUPPLEMENTARY INFORMATION

                          YEAR ENDED DECEMBER 31, 2003

                             YOURTRAVELBIZ.COM, INC.

                                TABLE OF CONTENTS

                          YEAR ENDED DECEMBER 31, 2003



                                                                       Page
                                                                       ----

Independent Auditors' Report                                             1

Financial Statements

   Balance Sheet                                                         2

   Statement of Operations                                               3

   Statement of Changes in Stockholders' Equity                          4

   Statement of Cash Flows                                               5

Notes to Financial Statements                                            6 - 11

Independent Auditors' Report on Supplementary Information                12

Supplementary Information

   Schedule of Selling, General and Administrative Expenses              13

                          INDEPENDENT AUDITORS' REPORT


To the Stockholders
YourTravelbiz.com, Inc.
Alton, Illinois

We have audited the accompanying balance sheet of YourTravelbiz.com, Inc. as of December 31, 2003, and the related statements of operations and accumulated deficit, changes in stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of YourTravelbiz.com, Inc. as of December 31, 2003, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.





Dischino & Associates, P.C.
Certified Public Accountants
 and Business Consultants



November 15, 2004
May 31, 2005



                                       (1)

                            YOURTRAVELBIZ.COM, INC.
                                 BALANCE SHEET
                               DECEMBER 31, 2003

                        ASSETS

  CURRENT ASSETS
        Current portion of prepaid commissions ..................   $   752,141

  PROPERTY AND EQUIPMENT ........................................       192,803

  OTHER ASSETS
        Prepaid commissions, less current portion ...............       844,502
        Software development costs,
        net of accumulated amortization of $22,838 ..............        15,162
        Deferred tax assets .....................................       409,172
        Due from shareholders ...................................        41,500
        Other assets ............................................       115,421
                                                                    -----------
  TOTAL OTHER ASSETS ............................................     1,425,757
                                                                    -----------

  TOTAL ASSETS ..................................................   $ 2,370,701
                                                                    ===========

               LIABILITIES AND STOCKHOLDERS' EQUITY

  CURRENT LIABILITIES
        Notes payable ...........................................   $     2,834
        Accounts payable and accrued expenses ...................        56,543
        Current portion of deferred revenue .....................       752,141
        Payroll and sales taxes payable .........................        14,111
                                                                    -----------
  TOTAL CURRENT LIABILITIES .....................................       825,629

  LONG-TERM LIABILITIES
        Deferred revenue, less current portion ..................       844,502
        Due to founder ..........................................       339,081
                                                                    -----------
  TOTAL LONG-TERM LIABILITIES ...................................     1,183,583
                                                                    -----------

  TOTAL LIABILITIES .............................................     2,009,212

  STOCKHOLDERS' EQUITY
        Common stock, no par value, 20,000,000 shares authorized,
            9,965,000 shares issued and outstanding .............     1,251,000
        Accumulated deficit .....................................      (889,511)
                                                                    -----------

  TOTAL STOCKHOLDERS' EQUITY ....................................       361,489
                                                                    -----------

  TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY ....................   $ 2,370,701
                                                                    ===========


                        See independent auditors' report

                                       (2)

                            YOURTRAVELBIZ. COM, INC.
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2003


REVENUE
      New RTA sales ........................   $   551,849
      Monthly maintenance fees .............     1,797,478
      Printing and administrative services .       133,216
                                               -----------
                                                 2,482,543
      Less returns and allowances ..........       151,094
                                               -----------

TOTAL REVENUE ..............................     2,331,449

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES     2,544,894
                                               -----------

LOSS FROM OPERATIONS .......................      (213,445)

OTHER INCOME (EXPENSE)
      Interest income ......................         6,672
      Interest expense .....................      (196,692)
                                               -----------
TOTAL OTHER EXPENSE ........................      (190,020)
                                               -----------

LOSS BEFORE INCOME TAXES ...................      (403,465)

INCOME TAXES
      Deferred tax benefit - Federal .......      (120,056)
      Deferred tax benefit - State .........       (16,949)
                                               -----------
TOTAL INCOME TAX BENEFIT ...................      (137,005)
                                               -----------

NET LOSS ...................................   $  (266,460)
                                               ===========

                        See independent auditors' report

                                       (3)

                             YOURTRAVELBIZ.COM, INC.
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                          YEAR ENDED DECEMBER 31, 2003


                                              Common                     Accumulated
                                               Stock        Deficit          Total
                                            -----------   -----------    -----------

Balance, beginning of year ..............   $     1,000   $  (623,051)   $  (622,051)

Common stock issued during the year .....     1,250,000          --        1,250,000

Net loss for the year ...................          --        (266,460)      (266,460)
                                            -----------   -----------    -----------

Balance, end of year ....................   $ 1,251,000   $  (889,511)   $   361,489
                                            ===========   ===========    ===========


                        See independent auditors' report


                                       (4)

                            YOURTRAVELBIZ.COM, INC.
                            STATEMENT OF CASH FLOWS
                          YEAR ENDED DECEMBER 31, 2003



CASH FLOWS FROM OPERATING ACTIVITIES
   Net loss ....................................................   $  (266,460)
   Adjustments to reconcile net loss to net cash used
       by operating activities:
           Depreciation and amortization .......................        98,753
           Accrued interest included in loans ..................       188,244
           Changes in assets and liabilities:
               Increase in prepaid commissions .................      (734,422)
               Increase in deferred tax assets .................      (137,005)
               Increase in interest receivable .................        (6,672)
               Decrease in accounts payable and accrued expenses        (5,883)
               Increase in revenue received in advance .........       734,422
                                                                   -----------
NET CASH USED BY OPERATING ACTIVITIES ..........................      (129,023)

CASH FLOWS FROM INVESTING ACTIVITIES
       Acquisition of furniture and equipment ..................        (6,672)
       Cash advances ...........................................       (45,500)
       Loans to shareholders ...................................       (74,833)
                                                                   -----------
NET CASH USED BY INVESTING ACTIVITIES ..........................      (127,005)

CASH FLOWS FROM FINANCING ACTIVITIES
       Repayments of principal portion of loans ................      (247,903)
       Proceeds from issuance of common stock ..................     1,250,000
       Loan repayments to founder ..............................      (718,694)
                                                                   -----------
NET CASH PROVIDED BY FINANCING ACTIVITIES ......................       283,403
                                                                   -----------

NET INCREASE IN CASH ...........................................        27,375

CASH OVERDRAFT, BEGINNING OF YEAR ..............................       (35,280)
                                                                   -----------

CASH OVERDRAFT, END OF YEAR ....................................   $    (7,905)
                                                                   ===========



Supplemental disclosure of cash flow information:
   Interest paid during the year ...............................   $     8,448



                        See independent auditors' report


                                       (5)

                             YOURTRAVELBIZ.COM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 2003



NOTE 1 - NATURE OF OPERATIONS

YourTravelbiz.com, Inc. (the "Company") is an Illinois corporation that was incorporated in February 2001. The Company operates as a leading internet-based travel store marketing business. Its main product is online travel agencies. It also provides maintenance and training services related to the operation of online travel agencies. Its product has been sold across America to hundreds of brick and mortar franchised travel agents for tens of thousands of dollars. It operates its business through the power of referral marketing to provide independent business owners with the ultimate home-based business solutions.

The Company's operation is based on multi-level marketing (MLM). MLM is also called network marketing - a business model which exemplifies direct marketing. The Company has adopted this business model in its operation. Typically, personally sponsored representatives (Reps) become associated with the Company in a contractor-like relationship. These Reps receive remuneration for referring new business owners who purchase the online travel agency product. The Company has structured three teams of Reps who can qualify to earn income. The first team is built with the help of one of the Company's leaders and is called the "1st Team". The Reps will become the leaders who build the second team, which is called the "Power Team". The third team is called the "Dream Team", which is built by others with some help from the Reps in the Power Team.

The 1st Team is made of personally sponsored sales representatives plus the Reps they sponsor, and so on. When a Rep is qualified to override, by having four active personally sold Online Travel Agencies, the Rep will earn a 50% match of the commissions earned by all personally sponsored Reps in the 1st Team. The 1st Team is considered complete when this Rep:

         o Personally sponsors 3 or more Reps, and
         o Has 6 active RTA's (Referred Travel Agency) enrolled by this Rep and/or this Rep's 1st Team Reps

Once the 1st Team is complete, the sponsored Rep qualifies to start his or her Power Team with additional Reps. The Power Team includes the 1st Team of every Rep and the Reps in the Power Team through infinity. When one of the personally sponsored Reps' Power Team Reps starts a Power Team (regardless of depth), that Power Team becomes a 1st Generation Dream Team to the sponsored Reps. When a 1st Generation Rep starts a Power Team (regardless of depth), that Power Team becomes a 2nd Generation Dream Team to the sponsored Reps. This continues through six generations of Power Teams, and is called the sponsored Rep's Dream Team.

In order to operate its electronic commerce business, during the year the Company signed an exclusive 20-year management agreement to receive travel website hosting services with a travel technology company. The website hosting service offers its members with an interactive consumer website. Further, the service provides its members all travel arrangements from the online sites.

                        See independent auditors' report

                                       (6)

                             YOURTRAVELBIZ.COM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 2003

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of accounting
-------------------

These financial statements have been prepared in accordance with U.S.generally accepted accounting principles, using the accrual method. Accordingly, revenues are recorded in the period in which they are earned and expenses in the period in which they are incurred.


Use of estimates
----------------

The preparation of financial statements in conformity with U.S. generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


Revenue recognition
-------------------

The Company generates revenue from the selling of online travel agencies, and from providing maintenance and training services to the new business owners of such online travel agencies. These online revenues are generated from new referring travel agent ("RTA") sales and existing RTA maintenance fees. An initial up-front sign-up fee, comprised of four separate components, is required of each new RTA. However, not one of the fee components (namely, for the preparation and delivery of training materials; the establishment of a website; the setup in the online system that permits immediate tracking of RTA revenue; and also residual RTA benefits) has a standalone value or represents the culmination of a separate earnings process. As such, and in accordance with Issue No. 00-21 of the Emerging Issues Task Force, a committee established by the Financial Accounting Standards Board (FASB), the recognition of all up-front fees received from new RTA sales is deferred. Such fees are recognized as income over a period of thirty-six months, which is the average historical RTA turnover rate. The current and noncurrent deferred portions of such fees received are reflected as liabilities in the accompanying balance sheet. A 3-day right-of-return period is extended to each new RTA; after such time no refund is available. Monthly hosting and service fees are recognized in the month after the services are provided; site fees are recognized as revenue in the month that the service is provided; license fees are recognized 30 days following the expiration of the license period. The associated rights of customers and obligations of the Company over the period of the relationship are described in detail in the master franchise agreement.

Expense recognition of commission costs
---------------------------------------
The Company incurs commission costs that are directly related to the origination of new RTA sales; sales which result in the deferral of revenue. Such incremental direct commission costs are capitalized in accordance with FASB Technical Bulletin No. 90-1 (FTB 90-1). In addition, the Company has elected to account for such commission costs in accordance with FTB 90-1, by deferring and charging such costs to expense in proportion to the related revenue recognized, over the same deferral period of thirty-six months.


Cash and cash equivalents
-------------------------
For purposes of reporting cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.


                        See independent auditors' report

                                       (7)

                             YOURTRAVELBIZ.COM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 2003



NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Property, equipment and depreciation
------------------------------------
Property and equipment is stated at cost and is depreciated over the estimated useful lives of the related assets. Depreciation is computed by use of the double-declining method for both reporting and income tax purposes. Property and equipment is summarized by major classification as follows:

Automobiles                              $      15,046
Office equipment                               428,795
Furniture and fixtures                          26,096
                                            ----------
         Total cost                            469,937
  Less: accumulated depreciation               277,134
                                            ----------
                                         $     192,803
                                            ==========

Capitalized software costs
--------------------------
Pursuant to Statement of Position  No.  98-1,  Accounting  for Costs of Computer
Software Developed or Obtained for Internal Use, issued by the American Institute of Certified Public Accountants, the Company capitalizes certain costs incurred during an internal use software development project, including costs related to applications, infrastructure, and graphics development for the Company's website. Capitalized costs consist of the cost of the software license agreement (Note 3), and certain external direct costs of materials and licensor provided services incurred in developing the software for its specific applications. Capitalized software costs are being amortized on a straight-line basis over their expected useful life of sixty months.

Income taxes
------------
The Company accounts for income taxes in accordance with Statement of Financial Accounting Standard ("SFAS") No. 109, Accounting for Income Taxes, which requires the recognition of deferred income taxes for differences between the basis of assets and liabilities for financial statement and income tax purposes. Deferred tax assets and liabilities represent the future tax consequence for those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.


NOTE 3 - SOFTWARE LICENSE AGREEMENT AND DEVELOPMENT COSTS
In November 2002, the Company entered into a two-year agreement to license software designed for, and expected to be utilized by, the Company in its electronic commerce activities. In connection therewith, the Company paid the licensor an aggregate of $38,000 for the development and testing cost, and $5,000 for additional compensation plan programming cost.



                        See independent auditors' report

                                       (8)

                             YOURTRAVELBIZ.COM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 2003


NOTE 4 - LOANS TO STOCKHOLDERS
Loans to stockholders, representing advances to stockholders, bear an eight percent interest rate and are due in 2009. The balance of these loans as of December 31, 2003 was $41,500.


NOTE 5 - COMMITMENTS AND CONTINGENCIES

Operating Leases
----------------
The Company leases its office space from an affiliated company under common ownership. There are no express terms regarding the rental obligation of the Company. Total rent expense recognized in the year ended December 31, 2003 was $3,000.

In addition, the Company leases its copy machines under non-cancelable operating leases expiring in various years through 2006. Future minimum payments under such leases in excess of one year are approximated as follows:

Year Ending December 31,              Amount
------------------------              ------
         2004                      $   7,914
         2005                          7,914
         2006                          7,914
                                      ------
                  Total            $  23,742
                                      ======


Legal Proceedings
-----------------
The Company is involved in legal proceedings incurred in the normal course of business. As of December 31, 2003, in the opinion of management, there are no proceedings that would have a material effect on the financial position of the Company if adversely decided.


NOTE 6 - NOTES PAYABLE
Notes payable at December 31, 2003 consist of the following:

8.75% note payable in connection with vehicle
purchase. Interest and principal are payable in
monthly installments of $477.41 for 36 months,
due March 1, 2004.                                             $     917

18% note payable in connection with phone
system purchase. Interest and principal are
payable in monthly installments of $490 for                        1,917
                                                                   -----
36 months, due September 1, 2004.

   Total                                                        $  2,834
                                                                   =====


                        See independent auditors' report

                                       (9)

                             YOURTRAVELBIZ.COM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 2003


NOTE 7 - RELATED PARTY TRANSACTIONS
In the normal course of business, the Company conducts certain transactions with the shareholders and directors of the Company as well as with other related parties affiliated by common control.

Since inception, the founder has provided funding to the Company to operate its business at various times. All loans made by the founder bear a 12% interest rate. As of December 31, 2003, the balance of these loans amounted to $339,081. Also during 2003, the Company loaned $45,500 to one of its affiliated companies related through common ownership. The loan bears no interest and is payable on demand.

In addition, two of the shareholders of the Company received consulting income in the amount of $17,750 in the year 2003.


NOTE 8 - MARKETING COMPENSATION PLAN

The Company offers a compensation plan to its sales representaives while its sales revenue multiplies by the power of referral marketing. Representatives are paid direct sales commissions, override compensation (if qualified) and other bonus incentives based upon the amount of each representative's sales, or enrolled referrals.


Direct Sales Commissions
------------------------

Independent Marketing Representatives receive direct sales commissions of $50 on all personal sales. They also receive an additional $50 Power Team Bonus beginning with the fourth personal sale. Direct sales commissions are paid on a weekly basis, based upon the amount of the previous week's sales. Residual commissions are paid on a monthly basis for active representatives, following the month earned. Bonuses are earned by maintaining a minimum number of personal enrollments. Commission costs are capitalized and recognized as expense in proportion to the related revenue recognized, over a period of thirty-six months.


First Team Paycheck Match
-------------------------
Reps can also qualify to earn 50% "Paycheck Match" for each personally sponsored Rep, regardless of how big their checks become. If an independent Rep's personally sponsored Rep earns $1,000, the second earns $2,000 and the third earns $5,000 ($8,000 total), the independent Rep's 50% "Paycheck Match" will be $4,000.

Power Team Bonus
----------------
Each independent Rep's Power Team starts with the 4th personally sponsored Rep and includes the 1st Team of every Rep in the Power Team through infinity. Qualifiers will earn $50 on the first three sales made by every Rep in the Power Team. Each independent Rep can either continue placing personally sponsored people directly to him or her, or under someone in their Power Team. As long as these RTAs are active, the independent Rep not only makes the Power Team bonus, but he or she also receives the 50% "Paycheck Match".


                        See independent auditors' report

                                      (10)

                             YOURTRAVELBIZ.COM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 2003


NOTE 8 - MARKETING COMPENSATION PLAN (CONTINUED)

Dream Team Bonus
----------------
When one of the independent Rep's Power Team members starts their own Power Team, that Power Team becomes a "1st Generation Team" to the independent Rep. When a 1st Generation Rep starts his own Power Team, this Power Team becomes "2nd Generation" to the independent Rep. This continues through six generations of Power Teams. Qualifiers will earn $10 on every sale made by all Reps through six generations of Power Teams, otherwise known as "Dream Team".

Monthly Residuals
-----------------
Each active RTA pays a $49.95 monthly subscriber fee for their virtual online travel store. Qualified independent Reps earn 4% residual income on every active RTA subscriber enrolled by any Rep in the independent Rep Power Team and the Power Teams of the independent Rep 1st, 2nd and 3rd Generation Dream Teams. In addition, the independent Rep will earn 2% per month on the Power Teams of his or her 4th, 5th and 6th Generation Dream Teams.


NOTE 9 - STOCKHOLDERS' EQUITY
During the year ended December 31, 2003, the Company issued an additional 9,545,000 shares of no par value common stock, which were recorded at their fair value of $1,250,000 at the time of issuance. In addition, on February 11, 2003, the Company's Board of Directors approved and ratified the purchase of 800,000 shares from Rezconnect Technology, Inc. in exchange for an exclusive contract to service the Company's web-sites and travel services over a 20-year period.



NOTE 10 - SUBSEQUENT EVENTS

On December 8, 2004, the Company was acquired by Rezconnect Technologies, Inc. ("Rezconnect"), a publicly-held New York corporation, in a business combination structured as a statutory merger under New York State law and the reorganization provisions of the Internal Revenue Code. This acquisition, recorded at a total value of $15,257,445, was effected through an exchange of equity interests, with Rezconnect exchanging 7,430,000 shares of its common stock and 4,092,376 shares of its Series B convertible preferred stock for 100% of the outstanding common stock of the Company.

On January 4, 2005, the assets of this combined entity were assigned respectively to three newly-organized privately-held Delaware corporations, with each new entity becoming a wholly-owned subsidiary of Rezconnect on that date. Further, on January 4, 2005 Rezconnect re-incorporated in the State of Delaware and changed its name to YTB International, Inc. ("YTBL"). As a consequence of this Delaware merger and associated re-incorporation, YTBL became the successor to Rezconnect and its three subsidiaries, with each subsidiary becoming a wholly-owned subsidiary of YTBL on that date.



                        See independent auditors' report

                                      (11)

                                           INDEPENDENT AUDITORS' REPORT
                                           ON SUPPLEMENTARY INFORMATION



To the Stockholders
YourTravelbiz.com, Inc.
Alton, Illinois


Our report on our audit of the basic financial statements of YourTravelbiz.com, Inc. as of December 31, 2003, and for the year then ended, appears on page 1. That audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying schedule of selling, general and administrative expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has not been subjected to the auditing procedures applied in the audit of the basic financial statements and, accordingly, we express no opinion on it.





Dischino & Associates, P.C.
Certified Public Accountants
 and Business Consultants



November 15, 2004
May 31, 2005



                                      (12)

                            YOURTRAVELBIZ.COM, INC.
            SCHEDULE OF SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
                          YEAR ENDED DECEMBER 31, 2003







       Advertising                                         $            367
       Audio and video                                               27,389
       Auto                                                          11,724
       Bank charges                                                   9,669
       Commissions and bonuses                                      808,264
       Conventions                                                   41,599
       Copier maintenance and supplies                                6,542
       Credit card processing fees                                   73,313
       Depreciation and amortization                                 98,753
       Dues and subscriptions                                           200
       Equipment rental                                               6,767
       Legal and professional                                       129,203
       Licenses and permits                                             342
       Meals and entertainment                                       12,120
       Meeting expenses                                              26,575
       Office expense                                                53,123
       Operating expenses                                            48,503
       Outside services                                             129,052
       Payroll taxes                                                 53,066
       Postage and freight                                           78,885
       Printing and reproduction                                     55,445
       Processing fees                                               11,953
       Professional development                                      12,177
       Programming                                                    7,500
       Promotional expenses                                          27,182
       Rent                                                           3,000
       Rep tracker                                                    1,960
       Repairs and maintenance                                        1,589
       Software                                                       3,703
       Telephone                                                     43,463
       Travel                                                        38,718
       Wages                                                        514,190
       Web fees                                                     208,558
                                                             ---------------

TOTAL SELLING, GENERAL AND ADMINISTRATIVE EXPENSES         $      2,544,894
                                                             ===============


See independent auditors' report and notes to financial statements


                                      (13)